Exhibit 99.1
MEDCATH CORPORATION
PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(Presenting Harlingen Medical Center as an Equity Method Investment For Each Period Presented)
(In thousands, except per share data)
(Unaudited)

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
	2006	2006	2007	2007	2007
Net revenue	$161,022	$157,095	$168,612	$173,599	$158,641
Operating expenses:
Personnel expense	50,101	51,128	54,596	52,610	51,976
Medical supplies expense	45,275	45,553	47,339	46,969	42,907
Bad debt expense	12,594	10,254	10,389	11,888	10,005
Other operating expenses	31,375	32,391	32,766	33,062	31,145
Pre-opening expenses	—	—	—	—	555
Depreciation	7,635	7,589	7,453	7,376	7,332
Amortization	252	252	127	126	126
Loss on disposal of property, equipment and other assets	46	48	620	188	419
Impairment of long-lived assets	7	—	—	—	—

Total operating expenses	147,285	147,215	153,290	152,219	144,465

Income from operations	13,737	9,880	15,322	21,380	14,176
Other income (expenses):
Interest expense	(6,767)	(6,273)	(4,583)	(4,039)	(4,014)
Loss on early extinguishment of debt	—	(4,480)	(662)	—	(4,789)
Interest and other income, net	2,237	2,934	2,014	1,952	1,570
Equity in net earnings of unconsolidated affiliates	1,912	1,655	2,786	1,175	1,644

Total other expenses, net	(2,618)	(6,164)	(445)	(912)	(5,589)

Income from continuing operations before minority interest, income taxes and discontinued operations	11,119	3,716	14,877	20,468	8,587
Minority interest share of earnings of consolidated subsidiaries	(3,171)	(2,480)	(3,960)	(3,914)	(4,221)

Income from continuing operations before income taxes and discontinued operations	7,948	1,236	10,917	16,554	4,366
Income tax expense	3,259	575	5,113	6,369	1,834

Income from continuing operations	4,689	661	5,804	10,185	2,532
Income (loss) from discontinued operations, net of taxes	6,449	(5,150)	439	635	(1,624)

Net income (loss)	$11,138	$(4,489)	$6,243	$10,820	$908

Earnings (loss) per share, basic
Continuing operations	$0.25	$0.03	$0.28	$0.48	$0.12
Discontinued operations	0.34	(0.25)	0.02	0.03	(0.08)

Earnings (loss) per share, basic	$0.59	$(0.22)	$0.30	$0.51	$0.04

Earnings (loss) per share, diluted
Continuing operations	$0.24	$0.03	$0.27	$0.47	$0.12
Discontinued operations	0.32	(0.25)	0.02	0.03	(0.08)

Earnings (loss) per share, diluted	$0.56	$(0.22)	$0.29	$0.50	$0.04

Weighted average number of shares, basic	18,872	20,121	21,019	21,144	21,202
Dilutive effect of stock options and restricted stock	1,037	—	625	682	579

Weighted average number of shares, diluted	19,909	20,121	21,644	21,826	21,781

MEDCATH CORPORATION
PROFORMA SELECTED OPERATING DATA
(Presenting Harlingen Medical Center as an Equity Method Investment For Each Period Presented)
(In thousands, except per share data and selected operating data)
(Unaudited)

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
	2006	2006	2007	2007	2007
Selected Operating Data — Same Facility (a):
Number of hospitals	8	8	8	8	8
Licensed beds ( b )	468	468	468	468	468
Staffed and available beds ( c )	451	451	451	451	451
Admissions ( d )	8,242	7,893	8,724	8,643	8,017
Adjusted admissions ( e )	10,569	10,295	11,327	11,397	10,772
Patient days ( f )	27,794	28,827	31,367	29,535	27,336
Adjusted patient days ( g )	35,905	37,784	40,771	38,942	36,907
Average length of stay (days) ( h )	3.37	3.65	3.60	3.42	3.41
Occupancy ( i )	67.0%	69.5%	77.3%	72.0%	65.9%
Inpatients with a catheterization procedure ( j )	4,856	4,678	5,120	5,039	4,415
Inpatient surgical procedures ( k )	2,227	2,237	2,211	2,298	2,137
Hospital net revenue	$147,445	$142,604	$154,065	$161,456	$146,771
(a)	Selected operating data includes consolidated hospitals in operation as of the end of the period reported in continuing operations but does not include hospitals which are accounted for using the equity method or as discontinued operations in our consolidated financial statements. Same facility for all periods presented excludes Harlingen Medical Center.

(b)	Licensed beds represent the number of beds for which the appropriate state agency licenses a facility regardless of whether the beds are actually available for patient use.

(c)	Staffed and available beds represent the number of beds that are readily available for patient use at the end of the period.

(d)	Admissions represent the number of patients admitted for inpatient treatment.

(e)	Adjusted admissions is a general measure of combined inpatient and outpatient volume. We computed adjusted admissions by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by admissions.

(f)	Patient days represent the total number of days of care provided to inpatients.

(g)	Adjusted patient days is a general measure of combined inpatient and outpatient volume. We computed adjusted patient days by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by patient days.

(h)	Average length of stay (days) represents the average number of days inpatients stay in our hospitals.

(i)	We computed occupancy by dividing patient days by the number of days in the period and then dividing the quotient by the number of staffed and available beds.

(j)	Inpatients with a catheterization procedure represent the number of inpatients with a procedure performed in one of the hospitals’ catheterization labs during the period.

(k)	Inpatient surgical procedures represent the number of surgical procedures performed on inpatients during the period.